GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2019
Disclosure of goodwill and intangible assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS
14.	GOODWILL AND INTANGIBLE ASSETS

	Goodwill US$‘000	Development costs US$‘000	Patents and licences US$‘000	Other US$‘000	Total US$‘000
Cost
At January 1, 2018	81,689	136,918	9,947	33,818	262,372
Additions	—	9,871	—	410	10,281
Disposals	—	—	—	—	—
Exchange adjustments	—	(17)	—	—	(17)

At December 31, 2018	81,689	146,772	9,947	34,228	272,636

At January 1, 2019	81,689	146,772	9,947	34,228	272,636
Additions	—	9,569	4	38	9,611
Disposals	—	—	—	—	—
Reclassification	—	—	—	—	—
Exchange adjustments	—	36	—	—	36

At December 31, 2019	81,689	156,377	9,951	34,266	282,283

Accumulated amortisation and Impairment losses
At January 1, 2018	(63,791)	(102,140)	(9,728)	(21,959)	(197,618)
Charge for the year	—	(1,564)	—	(1,261)	(2,825)
Disposals	—	—	—	—	—
Impairment losses	(1,757)	(16,773)	(86)	(596)	(19,212)
Exchange adjustments	—	(30)	—	—	(30)

At December 31, 2018	(65,548)	(120,507)	(9,814)	(23,816)	(219,685)

At January 1, 2019	(65,548)	(120,507)	(9,814)	(23,816)	(219,685)
Charge for the year	—	(1,182)	(2)	(1,184)	(2,368)
Disposals	—	—	—	—	—
Impairment losses	(3,550)	(11,904)	(3)	(1,113)	(16,570)
Exchange adjustments	—	(6)	—	—	(6)

At December 31, 2019	(69,098)	(133,599)	(9,819)	(26,113)	(238,629)

Carrying amounts
At December 31, 2019	12,591	22,778	132	8,153	43,654

At December 31, 2018	16,141	26,265	133	10,412	52,951

Included within development costs are costs of US$3,719,000 which were not amortised in 2019 (2018: US$4,192,000). These development costs are not being amortised as the projects to which the costs relate were not fully complete at December 31, 2019 or at December 31, 2018. As at December 31, 2019 these projects are expected to be completed during the period from January 1, 2020 to December 31, 2022 at an expected further cost of approximately US$5,557,000.

The following represents the costs incurred during each period presented for each of the principal development projects:

Product Name	2019 US$’000	2018 US$’000
HIV screening rapid test	2,587	1,657
Premier Instrument for Haemoglobin A1c testing	1,930	2,653
Autoimmune Smart Reader	1,325	746
Syphilis point-of-care test	870	454
Uni-Gold antigen improvement	691	453
G-6-PDH test	582	850
Uni-gold test	376	796
Tri-stat Point-of-Care instrument	361	727
Ultra Genesys	237	263
Column enhancement	236	292
Sjogrens tests	135	414
Other projects	239	566
Total capitalised development costs	9,569	9,871

All of the development projects for which costs have been capitalised are judged to be technically feasible, commercially viable and likely to produce future economic benefits. In reaching this conclusion, many factors have been considered including the following:

(a)
The Group only develops products within its field of expertise. The R&D team is experienced in developing new products in this field and this experience means that only products which have a high probability of technical success are put forward for consideration as potential new products.

(b)
A technical feasibility study is undertaken in advance of every project. The feasibility study for each project is reviewed by the R&D team leader, and by other senior management depending on the size of the project. The feasibility study occurs in the initial research phase of the project and costs in this phase are not capitalised.

(c)
Nearly all of our new product developments involve the transfer of our existing product know-how to a new application. The Group does not engage in pure research. Every development project is undertaken with the intention of bringing a particular new product to market for which there is a known demand.

(d)	The commercial feasibility of each new product is established prior to commencement of a project by ensuring it is projected to achieve an acceptable income after applying appropriate discount rates.

Other intangible assets

Other intangible assets consist primarily of acquired customer and supplier lists, trade names, website and software costs.

Amortisation

Amortisation is charged to the statement of operations through the selling, general and administrative expenses line.

Impairment testing for intangibles including goodwill and indefinite lived assets

Goodwill and other intangibles are subject to impairment testing on an annual basis. In determining whether a potential asset impairment exists, a range of internal and external factors are considered. A number of factors impacted this calculation including:

•	the Company’s market capitalisation at the end of the year, which was lower when compared to the end of 2018,

•	the inclusion of the latest cash flow projections and net asset values for each cash generating unit; and

•	increased volatility in the Company’s share price and higher market interest rates which resulted in a higher discount factor being applied to the Company’s expected future cash flows.

As the future discounted cash flows for a number of cash generating units (“CGUs”) was below the carrying value of their net assets, the Group recognised a non-cash impairment charge of US$24,295,000 at December 31, 2019.

The impairment test performed as at December 31, 2019 identified a total impairment loss of US$76,740,000 in seven CGUs, of which US$24,295,000 has been recorded in the 2019 financial statements. Not all of the total impairment loss was recorded in the financial statements due to the allocation method proscribed in IAS 36, Impairment of Assets. According to this accounting standard, the impairment loss for each CGU is first allocated to reduce the carrying amount of any goodwill allocated to the CGU, then to other assets of the unit pro rata on the basis of the carrying amount of each asset in the CGU. The full impairment loss for Biopool US Inc, Trinity Biotech Manufacturing Limited, Clark Laboratories Inc,, Mardx Diagnostics Inc and Trinity Biotech Do Brasil could not be reflected in the 2019 financial statements for these entities because each of these entities had insufficient assets to write down after excluding those assets with a known recoverable amount. The amount of impairment loss that could not be recorded for Biopool US Inc, Trinity Biotech Manufacturing Limited, Clark Laboratories Inc,, Mardx Diagnostics Inc and Trinity Biotech Do Brasil was US$29,423,000, US$7,707,000, US$33,000,US$5,817,000 and US$9,465,000 respectively. As a result, the impairment loss that was recorded in the 2019 financial statements was US$24,295,000, being the total impairment loss of US$76,740,000 less the amounts which could not be recorded.

The impairment loss arose from the impairment review performed on Biopool US Inc,, Trinity Biotech Manufacturing Limited, Clark Laboratories Inc,, Mardx Diagnostics Inc, Immco Diagnostics, Primus Corp. and Trinity Biotech Do Brasil. An impairment loss arose in these entities due to the carrying value of their net assets exceeding the entity’s discounted future cashflows. The recoverable amount of each of the CGUs is determined based on a value-in-use computation, which is the only methodology applied by the Group and which has been selected due to the impracticality of obtaining fair value less costs to sell measurements for each reporting period. For the purpose of the annual impairment tests, goodwill is allocated to the relevant CGU. The annual impairment analysis is based on a valuation technique involving level 3 inputs, see Note 1 (xxix).

The value-in-use calculations use cash flow projections based on the 2020 projections for each CGU and  a further four years projections using estimated revenue and cost growth rates of between 0% and 7%. At the end of the five year forecast period, terminal values for each CGU, based on a long term growth rate of 2%, are used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The key assumptions employed in arriving at the estimates of future cash flows are subjective and include projected EBITDA, net cash flows, discount rates and the duration of the discounted cash flow model. The assumptions and estimates used were derived from a combination of internal and external factors based on historical experience. The pre-tax discount rates used range from 20% to 27% (2018: 20% to 35%)

The table below sets forth the impairment loss recorded for each of the CGU’s:

	December 31, 2019	December 31, 2018
	US$’000	US$’000
Trinity Biotech Manufacturing Limited	9,732	7 ,837
Immco Diagnostics Inc	6,332	-
Primus Corp	5,321	12,424
Trinity Biotech Do Brasil	1,253	2,785
Clark Laboratories Inc.	727	3,377
Mardx Diagnostics Inc.	720	-
Biopool US Inc.	210	509

Total impairment loss	24,295	26,932

The table below sets forth the breakdown of the impairment loss for each class of asset:

	December 31, 2019	December 31, 2018
	US$’000	US$’000
Goodwill and other intangible assets (see Note 14)	16,570	19,212
Property, plant and equipment (see Note 13)	6,349	6,112
Prepayments (see Note 18)	1,376	1,608

Total impairment loss	24,295	26,932

The impairment loss at December 31, 2019 allocated to goodwill arose in Immco Diagnostics Inc. The impairment loss at December 31, 2018 allocated to goodwill arose in Clark Laboratories Inc.

The value-in-use calculation is subject to significant estimation, uncertainty and accounting judgements and is particularly sensitive in the following areas;

•
In the event that there was a variation of 10% in the assumed level of future growth in revenue growth rate, which would represent a reasonably likely range of outcomes, there would be an additional impairment loss of US$743,000 at December 31, 2019.

•
In the event there was a 10% variation in the discount rate used to calculate the potential impairment of the carrying values, which would represent a reasonably likely range of outcomes, there would be an additional impairment loss of US$5,420,000 at December 31, 2019.

The annual impairment test only takes into account conditions existing at the end of the reporting period. COVID-19 began to impact the population of Wuhan, China in December 2019 and initially the outbreak was largely concentrated in China. It was declared a pandemic by the World Health Organization in March 2020. The Company’s impairment test as at December 31, 2019 therefore does not reflect the downturn in economic activity or the aforementioned impacts on the Company’s revenues and expenditure caused by the Covid-19 pandemic. If the impairment test was reperformed using projections which take into account the aforementioned impacts on revenues and expenditure, the impairment loss as at December 31, 2019 for Primus Corp. and Immco Diagnostics would be higher by US$1.8 million and US$1.7 million respectively.

Significant Goodwill and Intangible Assets with Indefinite Useful Lives

CGUs or combinations of CGUs for which the carrying amount of goodwill is significant for the purposes of impairment testing in comparison with the Group’s total carrying amount of goodwill are those where the percentage is greater than 20% of the total.

The additional disclosures required for the CGU with significant goodwill are as follows:

Fitzgerald Industries	December 31, 2019	December 31, 2018
Carrying amount of goodwill (US$’000)	12,592	12,592
Discount rate applied (real pre-tax)	20.42%	19.80%
Excess value-in-use over carrying amount (US$’000)	2,385	8,847
% EBITDA would need to decrease for an impairment to arise	12.11%	32.6%
Long-term growth rate	2.0%	2.0%

The key assumptions and methodology used in respect of this CGU are consistent with those described above. The assumptions and estimates used are specific to the individual CGU and were derived from a combination of internal and external factors based on historical experience.

Intangible Assets with Indefinite Useful lives (included in other intangibles)	December 31, 2019 US$‘000	December 31, 2018 US$‘000
Fitzgerald Industries International CGU
Fitzgerald trade name	970	970
RDI trade name	560	560
Primus Corporation CGU
Primus trade name	500	547
Immco Diagnostic CGU
Immco Diagnostic trade name	2,938	3,393
Total	4,968	5,470

The trade name assets purchased as part of the acquisition of Fitzgerald in 2004, Primus and RDI in 2005 and Immco Diagnostics in 2013 were valued using the relief from royalty method and based on factors such as (1) the market and competitive trends and (2) the expected usage of the name. It was considered that these trade names will generate net cash inflows for the Group for an indefinite period.

In 2019, impairment losses of US$47,000 and US$455,000 were allocated against the Primus trade name and the Immco Diagnostic trade name respectively as the carrying value of the related CGUs’ net assets exceeded their discounted future cashflows.